Citizens Effingham Bancshares, Inc. and Subsidiary
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
For the Three Months Ended March 31, 2006
Exhibit 32.1
     In connection with the Quarterly Report of Citizens Effingham Bancshares, Inc. and Subsidiary (the Company) on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Harry H. Shearouse, President and Chief Executive Officer and Principle Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
May 15, 2006

/s/Harry H. Shearouse
Harry H. Shearouse
President and Chief Executive Officer and Principle Financial Officer